SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  October 28, 2013

BIOTIME, INC.
(Exact name of registrant as specified in its charter)

California	1-12830	94-3127919
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1301 Harbor Bay Parkway
Alameda, California 94502
(Address of principal executive offices)

(510) 521-3390
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Statements made in this Report that are not historical facts may constitute forward-looking statements that are subject to risks and uncertainties that could cause actual results to differ materially from those discussed.  Such risks and uncertainties include but are not limited to those discussed in this report and in BioTime's other reports filed with the Securities and Exchange Commission. Words such as “expects,” “may,” “will,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” and similar expressions identify forward-looking statements.

Section 5 – Corporate Governance and Management

Item 5.07 - Submission of Matters to a Vote of Security Holders.

Our annual meeting of shareholders was held on October 28, 2013.  At the meeting our shareholders elected nine directors to serve until the next annual meeting and until their successors are duly elected and qualified.  Our shareholders also ratified the Board of Directors’ selection of Rothstein Kass as our independent registered public accountants to audit our financial statements for the current fiscal year, approved our Equity Incentive Plan, and approved, on an advisory basis, the compensation of our named executive officers as presented in our proxy statement.

There were 55,622,946 BioTime common shares outstanding and eligible to vote at the annual meeting as of September 17, 2013, the record date for determining shareholders entitled to vote at the meeting, and 45,832,577 shares, or 82.4%, represented at the meeting, either in person or by proxy. The following tables show the votes cast by our shareholders and any abstentions with respect to the matters presented to shareholders for a vote at the meeting.  Information is also provided as to broker non-votes.  A “broker non-vote” occurs when a shareholder whose shares are held in “street name” in a brokerage account or similar account does not instruct the shareholder’s broker or other nominee in whose name the shares are registered how to vote on a matter as to which brokers and nominees are not permitted to vote without instructions from their client.  Brokers were not permitted under applicable rules of the New York Stock Exchange and the NYSE MKT to vote in the election of directors or on any of the other matters presented to our shareholders for approval at the annual meeting, except approval of the appointment of our independent registered public accountants.

Election of Directors

Each of the following directors was elected by the following vote:

Nominee	Votes For	Votes Withheld
Franklin Berger	27,584,956	156,002
Neal C. Bradsher	27,537,749	203,209
Steven C. Farrell	27,553,793	187,165
Alfred D. Kingsley	27,260,539	480,419
Pedro Lichtinger	27,571,583	169,375
Henry L. Nordhoff	27,616,386	124,572
Judith Segall	27,269,199	471,759
Andrew C. von Eschenbach	27,534,907	206,051
Michael D. West	27,620,937	120,021

In addition, there were 18,091,619 broker non-votes with respect to the election of directors.

Ratification of Appointment of Independent Registered Public Accountants

The appointment of Rothstein Kass as our independent registered public accountants for the fiscal year ending December 31, 2013 was ratified by the following vote:

Shares Voted
For	45,589,497
Against	151,077
Abstain	92,003

In addition, there were no broker non-votes on this matter.

Approval of Our Equity Incentive Plan

Our Equity Incentive Plan was approved by the following vote:

Shares Voted
For	27,125,99
Against	445,160
Abstain	169,804

In addition, there were 18,091,619 broker non-votes on this matter.

Compensation of Our Named Executive Officers

The compensation of our named executive officers as presented in our proxy statement was approved on an advisory basis by the following vote:

Shares Voted
For	27,154,785
Against	372,021
Abstain	214,152

In addition, there were 18,091,619 broker non-votes on this matter.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOTIME, INC.

Date: November 1, 2013	By:	/s/ Robert W. Peabody
Senior Vice President,
Chief Operating Officer and
Chief Financial Officer